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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 10, 2000


                            EMPYREAN BIOSCIENCE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          WYOMING                       0-27839                  86-0973095
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


23800 Commerce Park Road, Suite A, Cleveland, Ohio                 44122
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    (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (216) 360-7900


         (Former name or former address, if changed since last report.)

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                            EMPYREAN BIOSCIENCE, INC.


ITEM 5. OTHER EVENTS

     The Company issued a press release attached as Exhibit 99.1 on April 10, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     99.1. Press release dated April 10, 2000.
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMPYREAN BIOSCIENCE, INC.
                                        (Registrant)

4/17/00                                 /s/ Richard C. Adamany
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(Date)                                  (Signature)

                                        Richard C. Adamany
                                        President, Chief Executive Officer
                                        And Chief Financial Officer